SECURITIES AND EXCHANGE
                                     COMMISSION




                     WASHINGTON, D.C. 20549



                            FORM 8-K


                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): February 6, 1997


                  COLLINS & AIKMAN CORPORATION
     (Exact name of registrant as specified in its charter)
Delaware                          1-10218                        13-3489233
(State or other jurisdiction of incorporation)            (Commission  File
Number)            (IRS Employer Identification No.)


                      701 McCullough Drive
                Charlotte, North Carolina  28262
       (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (704) 547-8500

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS


     (a) On February 6, 1997, Collins & Aikman Corporation (the ACompany@) sold its floorcoverings business through a sale of all the outstanding stock of its indirect wholly owned subsidiary Collins & Aikman Floor Coverings, Inc. (AFloor Coverings@) to CAF Acquisition Corporation, a corporation formed by Quad-C, Inc., a Virginia merchant banking firm, and Paribas Principal Inc., the U.S. private equity unit of Groupe Paribas. The sales price, including a payment for the use of certain trade names in the floorcoverings business, was $195.6 million, subject to final balance sheet adjustments.

     The consideration paid in the sale was determined through arms-length negotiations between the Company and the purchasers. Floor Coverings and its United Kingdom subsidiary are presently engaged in the business of designing, manufacturing and marketing commercial carpets and related products and performing certain related services.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS


     (a) Not applicable.

     (b) The  pro  forma financial  information  furnished herein  reflects  the
disposition  of  Floor  Coverings   on  the  Company=s  consolidated   financial
statements.
                                                      Page Number

     Pro Forma Consolidated Statements
       of Operations for the Eleven Months
       Ended December 28, 1996...........................  2

     Pro Forma Consolidated Statements of
       Operations for the Fiscal Year Ended
       January 27, 1996..................................  4

     Pro Forma Consolidated Balance
       Sheet at December 28, 1996........................  6

     (c)  The exhibits furnished in connection with this Report are as follows:


     Exhibit
     Number         Description


     2.1 Acquisition Agreement dated as of December 9, 1996 among Collins & Aikman Products Co., Collins & Aikman Floor Coverings Group, Inc., Collins & Aikman Floor Coverings, Inc., CAF Holdings, Inc. And CAF Acquisition Corp. is hereby incorporated by reference to Exhibit 2.7 of Collins & Aikman=s Current Report on Form 8-K dated December 10, 1996.

     99.1           Press Release dated February 6, 1997.

                             PRO FORMA CONSOLIDATED
                                 FINANCIAL DATA

     The following Unaudited Pro Forma Consolidated Statement of Operations of the Company for the 11 months ended December 28, 1996 reflects (i) the issuance by Collins & Aikman Products Co. of $400 million aggregate principal amount of its 11-1/2% Senior Subordinated Notes due 2006 (the "Notes"), the application of the estimated net proceeds therefrom to pay down indebtedness under the Company's Credit Agreement Facilities (consisting of a Term Loan Facility and Revolving Facility entered into in July 1994) and (ii) the application of the proceeds of the sale of Floor Coverings as if the relevant transactions had occurred at the beginning of the eleven months ended December 28, 1996. The following Unaudited Pro Forma Consolidated Statement of Operations of the Company for the year ended January 27, 1996 reflects (i) the issuance by Collins & Aikman Products Co. of the Notes, the application of the estimated net proceeds therefrom to pay down indebtedness and the amendment to the Company's Credit Agreement Facilities and a Term Loan B Facility entered into to finance the January 1996 purchase of Manchester Plastics, Inc. ("Manchester Plastics") (together the "Bank Credit Facilities"), (ii) The October 1995 acquisition of the business of Amco Manufacturing Corporation and its Mexican affiliate (together "Amco") and the January 1996 acquisition of Manchester Plastics (together with the Amco acquisition, the ("1995 Acquisitions") and (iii) the application of the proceeds of the sale of Floor Coverings as if the relevant transactions had occurred at the beginning of fiscal 1996. The following Unaudited Pro Forma Consolidated Balance Sheet of the Company as of December 28, 1996 reflects those events as if they had occurred on that date. The pro forma statements do not purport to represent what the Company's financial position or results of operations would actually have been if the relevant transactions had occurred at the beginning of fiscal 1996 or on December 28, 1996, or to project the Company's consolidated results of operations or financial position at any future date or for any future period.

            Unaudited Pro Forma Consolidated Statement of Operations
                     Eleven Months Ended December 28, 1996
                    (In thousands except per share amounts)


                                               Adjustments for the
                                                1996 Subordinated
                                              Offering and the 1996
                                                 Amendment of the
                                                   Bank Credit
                                Actual              Facilities


Net sales..................   $1,055,931   $
                                            -
                                            -
Cost of goods sold.........   867,257       -
Selling, general and          86,625        -
administrative expenses....

Operating income...........   102,049       -

Interest expense...........   39,850           3,488     (1) (2)
Loss on the sale of           4,533          -
Receivables................
Other income (expense), net     113          -


Income from continuing        57,553          (3,488)
operations before income
taxes......................
Income taxes expense.......   24,442          (1,482)    (3)


Income from continuing        $    33,111  $
operations.................                   (2,006)

Average common shares         69,908
outstanding................

Income from continuing
operations per share of       $      0.47
 common  .............stock



                              As Adjusted
                              for the i)
                                 1996
                              Subordinate
                                d Debt     Floorcov        Pro forma
                               Offering     erings        as Adjusted
                                and ii)    Disposit
                                 1996        ion
                               Amendment
                              of the Bank
                                Credit
                              Facilities


Net sales..................   $1,055,931   $             $ 1,055,931
                                            -

Cost of goods sold.........   867,257       -            867,257
Selling, general and           86,625       -            86,625
administrative expenses....

Operating income...........   102,049       -            102,049

Interest expense...........    43,338       (2,183)  (4) 41,155
Loss on the sale of             4,533       -             4,533
Receivables................
Other income (expense), net       113       -               113


Income from continuing         54,065        2,183       56,248
operations before income
taxes......................

Income taxes expense.......    22,640          828   (5) 23,888


Income from continuing        $ 31,605     $ 1,255       $32,360
operations.................

Average common shares                                    69,908
outstanding................

Income from continuing
operations per share of                                  $  0.46
 common  .............stock


(1) Represent interest of $17.3 million on the Notes at an interest rate of 11.50% and $.5 million in amortization of deferred financing fees on the
     Notes, partially offset by interest savings of $9.7 million on the repayment of $339.0 million of indebtedness, interest income of $.7 million at an assumed rate of 5.3% on the remaining proceeds and an allocation of $3.6 million related to the Floor Coverings and Mastercraft Group dicontinued operations.

(2) Includes the amortization of (I) the deferred financing fees related to the partial repayment and amendment of the Bank Credit Facilities and (ii) a portion of the previously incurred deferred financing fees related to such facilities prior to their partial repayment and amendment. Excludes the write-off of $10.8 million of previously incurred deferred financing fees.

(3) Represents a reduction of income taxes related to the pro forma net increase in interest expense at a 42.5% effective rate.

(4) Represents a reduction of interest expense of $2.2 million net of amounts previously allocated to the Floor Coverings discontinued operations related to the application of estimated net proceeds of $179.1 million.

(5) Represents income taxes related to the pro forma net decrease in interest expense at a 42.5% effective rate.

                       Unaudited Pro Forma Consolidated Statement of
                                        Operations
                                Year Ended January 27, 1996
                         (in thousands, except per share amounts)

                                                              Adjustment
                                                               s for the
                                                                 1996
                                                   Pro forma  Subordinat
                                     1995             for       ed Debt
                         Actual   Acquisiti        the 1995    Offering
                                     ons          Acquisitio    and the
                                                      ns         1996
                                                               Amendment
                                                                of the
                                                                 Bank
                                                                Credit

                                                              Facilities



Net sales............  $1,291,466 $182,063   (1)  $1,473,529  $
                                                                -

Cost of goods sold...  1,012,358   156,226   (1)  1,168,584     -
Selling, general and   131,280      21,549   (1)  152,829       -
administrative                               (2)
expenses.............

Operating income.....  147,828       4,288        152,116       -

Interest expense.....  47,938       14,900   (3)   62,838        19,185   (5) (6)
Loss on the sale of    8,688       -                8,688       -
Receivables..........
Other income           -           -              -             -
(expense), net.......

Income from
continuing operations  91,202      (10,612)        80,590       (19,185)
before income ..taxes


Income taxes expense   (138,520)       248   (4)  (138,272)      (7,482)  (7)
(benefit)............

Income from            $229,722   $(10,860)       $218,862    $
continuing operations                                           (11,703)

Average common shares  71,194
outstanding..........

Income from
continuing operations   $3.23
per share of common
stock................

                       Unaudited Pro Forma Consolidated Statement of Operations
                                     Year Ended January 27, 1996
                               (in thousands, except per share amounts)

                       As Adjusted
                       for the (i)   Reclass     Reclass
                          1996        Floor    Mastercraft
                       Subordinate  Coverings     Group     Sale of        Pro forma as
                         d Debt        as          as      Floorcov          Adjusted
                        Offering    Discontin  Discontinue  erings
                        and (ii)       ued          d
                          1996      Operation  Operations
                        Amendment     s (8)        (9)
                       of the Bank
                         Credit
                       Facilities


Net sales............  $1,473,529   $          $ (267,280) $  -            $1,084,080
                                    (122,169)

Cost of goods sold...  1,168,584    (71,915)    (200,351)   -              896,318
Selling, general and   152,829      (27,300)     (37,714)   -              87,815
administrative
expenses.............

Operating income.....  152,116      (22,954)     (29,215)   -              99,947

Interest expense.....   82,023      (10,139)     (26,087)  (3,688)   (10)  42,109
Loss on the sale of      8,688         (816)      (1,626)   -               6,246
Receivables..........
Other income           -            -           -           -              -
(expense), net.......

Income from
continuing operations   61,405      (11,999)      (1,502)  (3,688)         51,592
before income ..taxes


Income taxes expense   (145,754)        291        2,341    1,438    (11)  (141,684)
(benefit)............

Income from            $207,159     $(12,290)   $ (3,843)  $               $ 193,276
continuing operations                                       2,250

Average common shares                                                      71,194
outstanding..........

Income from
continuing operations                                                        $2.71
per share of common
stock................


(1) Represents the adjustment to add the 1995 operating results for Manchester Plastics and Amco prior to their respective dates of acquisitions. In the case of Amco, sales have been adjusted to eliminate intercompany sales to the Company.
(2) Includes an additional $3.7 million in annual goodwill amortization for the periods prior to each acquisition (based on an assumed forty year life).

(3) Represents interest expense of $14.8 million on the $197 million Term Loan B Facility for the period prior to the acquisition of Manchester Plastics plus interest expense on $7.2 million of borrowings on the Revolving Facility for the period prior to the acquisition of Amco. Interest on the Term Loan B Facility is based on an interest rate of LIBOR plus 2.25%. Average LIBOR in effect during the period was 5.97%.

(4) Represents income taxes related to the pro forma operating results offset by tax benefits relating to the increase in pro forma net interest expense.

(5) Represents annual interest of $46 million on the Notes and $1.3 million in amortization of deferred financing fees partially offset by interest savings of $25.8 million on the repayment of $339 million of indebtedness and interest income of $2.0 million at an assumed rate of 5.3% on remaining proceeds.

(6) Includes the amortization of (i) the deferred financing fees related to the partial repayment and restatement of the Company's Bank Credit Facilities and (ii) a portion of the previously incurred deferred financing fees related to such facilities prior to their partial repayment and restatement. Excludes the write-off of $11.3 million of previously incurred deferred financing fees.

(7) Includes a net reduction of income taxes related to the pro forma net increase in interest expense at a 39% effective rate.

(8) Reflects the reclassification of Floor Coverings as a discontinued operation. Included in the reclassification is an allocated portion of the incremental pro forma interest expense related to the Notes. Income tax expense has been adjusted to reflect the pro forma net reduction in interest expense at a 42.5% effective rate.

(9) Reflects the reclassification of the Mastercraft Group as a discontinued operation. Included in the reclassification is an allocated portion of the incremental pro forma interest expense related to the Notes. Income tax expense has been adjusted to reflect the pro forma net reduction in interest expense at a 42.5% effective rate.

(10) Represents a reduction of interest expense of $3.7 million, net of amounts previously allocated to the Floor Coverings discontinued operation, resulting from the application of estimated net proceeds of sale of $179.1 million.

(11) Represents income taxes related to the pro forma net decrease in interest at a 42.5% effective rate.

                 Unaudited Pro Forma Consolidated Balance Sheet



                                   Actual as of    Pro          Pro Forma
                                   December 28,   Forma            as
                                       1996      Adjustme       Adjusted
                                                   nts

                                               (in thousands)
Assets
Current Assets:
 Cash and cash equivalents .....   $             $              $
                                   14,316        -              14,316
 Accounts and notes receivable,       210,263     -              210,263
net
 Inventories ...................      129,860     -              129,860
 Net assets of discontinued           212,039    (23,614)  (1)   188,425
operations......................
 Other .........................      129,065    (45,039)  (2)    84,026

  Total current assets .........      695,543    (68,653)        626,890

Property, plant & equipment, net      375,974    -               375,974
Deferred tax assets.............       92,011    -                92,011
Goodwill, net...................      298,239    -               298,239
Other assets....................       74,713    -                74,713

                                   $             $              $
                                   1,536,480     (68,653)       1,467,827


Liabilities and Common
Stockholders Deficit
Current Liabilities:
 Notes payable .................   $             $              $
                                   1,920         -              1,920
 Current maturities of long-term       38,190    -                38,190
debt............................
 Accounts payable ..............      126,927     19,917   (3)   146,844
 Accrued expenses ..............      177,462      1,500   (4)   178,962

  Total current liabilities ....      344,499     21,417         365,916

Long-term debt..................    1,138,029    (179,100  (5)   958,929
                                                 )
Other...........................      248,530    -               248,530

Minority interest...............      -          -               -

Common Stockholders' Deficit:
 Common stock ..................          705    -                   705
 Other paid in capital .........      585,207    -               585,207
 Accumulated deficit ...........     (729,315)    89,030   (6)  (640,285)
 Foreign currency translation         (20,798)   -               (20,798)
adjustments.....................
 Pension equity adjustment .....      (10,165)   -               (10,165)
 Treasury stock, at cost .......      (20,212)   -               (20,212)

  Total common stockholders'         (194,578)    89,030        (105,548)
deficit.........................
                                   $             $              $
                                   1,536,480     (68,653)       1,467,827

(1) Reflects the removal of net assets associated with the Floor Coverings disposition.

(2) Reflects the utilization of current deferred tax assets related to the federal tax gain on the sale of Floor Coverings.

(3) Reflects the amount due to the purchaser to be paid as the Company receives amounts attributable to the collection of Floor Coverings accounts receivable previously sold to and owned by the Company's Carcorp subsidiary.

(4)  Reflects the accrual of certain transaction expenses.

(5) Reflects the application of net cash proceeds to repay amounts outstanding under the Company's Revolving Credit Facility.

(6) Reflects the anticipated net gain on the disposition of Floor Coverings after income taxes at a 42.5% effective rate.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   COLLINS & AIKMAN CORPORATION
                                   (Registrant)



Date:     February 21, 1997                  By:/s/ J. Michael Stepp

                                      J. Michael Stepp
                                      Executive Vice President
                                      & Chief Financial Officer